UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021

ALEXANDER & BALDWIN, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
P. O. Box 3440 Honolulu, Hawaii 96801 (Address of principal executive offices) (Zip Code)
(808) 525-6611 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 if this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 if this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.

On August 13, 2021, Alexander & Baldwin, Inc., a Hawaii corporation (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a new automatic shelf registration statement on Form S-3ASR (No. 333-258796) (the “Registration Statement”).  In connection with the filing of the Registration Statement, the Company also filed a prospectus supplement with respect to the Company’s new “at the market” program, pursuant to an equity distribution agreement (the “Distribution Agreement”) with KeyBanc Capital Markets Inc., BofA Securities, Inc., BTIG, LLC, Evercore Group L.L.C., Goldman Sachs & Co. LLC, Piper Sandler & Co. and Wells Fargo Securities, LLC, each as sales agent and/or principal (each, a “Sales Agent” and collectively, the “Sales Agents”). Under the terms of the Distribution Agreement, the Company may offer and sell shares of common stock, without par value ("Common Stock") having an aggregate offering price of up to $150,000,000 (the “Shares”), from time to time to or through any of the Sales Agents, acting as agent and/or principal.

The Company is filing this Current Report on Form 8-K to provide the form of Distribution Agreement and legal opinions of its counsel, Cades Schutte LLP, regarding the legality of the securities covered by the prospectus supplement, which are attached hereto as Exhibits 1.1 and 5.1, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)        The following exhibits are filed herewith.

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Distribution Agreement.

5.1	Opinion of Cades Schutte LLP

23.1	Consent of Cades Schutte LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER & BALDWIN, INC.

/s/ Brett A. Brown
Brett A. Brown
Executive Vice President and Chief Financial Officer

Date: August 13, 2021